UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 28, 2005

Ashlin Development Corporation

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29245	65-0452156
(Commission File Number)	(IRS Employer Identification No.)

4400 North Federal Highway, Suite 210, Boca Raton, Florida 33431

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (561) 391-6196

Health & Nutrition Systems International, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On January 28, 2005 (the “Effective Date”), the U.S. Bankruptcy Court, Southern District of Florida, in Fort Lauderdale, Florida (the “Bankruptcy Court”) declared the Amended Plan of Reorganization (the “Plan”) of Ashlin Development Corporation, a Florida corporation (f/k/a Health & Nutrition Systems International, Inc.) (the “Company”) effective. As a result, Mr. James A. Brown, the Company’s Chief Executive Officer and the Chairman of the Board of its Board of Directors will be issued 300,000 shares of common stock of the Company (the “Shares”) in accordance with the terms of the Employment Agreement dated November 19, 2004, between the Company and Mr. Brown, which was subject to the effectiveness of the Plan (the “Employment Agreement”). The parties have agreed that the fair market value of the Shares as of the date of issuance is the closing price of the common stock on November 18, 2004 multiplied by the number of Shares (the “Issuance Value”). The Employment Agreement also provides that Mr. Brown will continue to serve as Chief Executive Officer of the Company until November 19, 2005 and will receive annual compensation of $86,200. The Company will have the right to repurchase the Shares at the Issuance Value if Mr. Brown leaves the Company prior to the expiration of the Employment Agreement, or in the event he is terminated for cause.

The Item 2.01 disclosure set forth below is incorporated herein by reference.

Item 2.01

Completion of Acquisition or Disposition of Assets

On the Effective Date the sale of substantially all of the Company’s assets (the “Assets”) to TeeZee, Inc., a Florida corporation (the “Purchaser”), pursuant to the Asset Purchase Agreement dated October 15, 2004, between the Company and Purchaser (the “Asset Purchase Agreement”) also became effective. The President and sole shareholder of the Purchaser is Christopher Tisi, a former Director and the former Chief Executive Officer of the Company. Mr. Tisi also currently owns approximately 12% of the outstanding common stock of the Company. The Asset Purchase Agreement was entered into as part of the Plan. The closing of the sale was a condition precedent to, and effective upon, the effectiveness of the Plan.

The purchase price for the Assets was $2,191,160.23 (the “Purchase Price”), which consisted of the assumption by the Purchaser of $1,841,160.23 of liabilities of the Company, a cash payment from the Purchaser to the Company of $250,000, and the release to the Company of $100,000 in cash that had been funded by the Purchaser into escrow in accordance with the terms of the Asset Purchase Agreement. The Purchase Price was determined in accordance with the terms of the Asset Purchase Agreement and no other bid was received for the Assets in connection with the Plan.

In connection with the sale, the Company changed its name to “Ashlin Development Corporation” and assigned its rights to the name “Health & Nutrition Systems International, Inc.” to the Purchaser.

Item 9.01

Financial Statements and Exhibits

(b)

The following pro forma financial information is included herein pursuant to Item 9(b):

Unaudited Pro Forma Balance Sheet as of September 30, 2004.

Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2004.

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2003.

(c)

Exhibits.

Exhibit Number	Description
10.1

Employment Agreement dated November 19, 2004, between James A. Brown and the Company (incorporated herein by reference to Exhibit 3 to Exhibit 2.1 of the Form 8-K of the Company filed with the Commission on January 14, 2005).

10.2

Asset Purchase Agreement dated October 15, 2004, between the Company and the Purchaser (incorporated herein by reference to Exhibit 2 to Exhibit 2.1 of the Form 8-K of the Company filed with the Commission on January 14, 2005).

99.1	Press Release dated January 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLIN DEVELOPMENT CORPORATION

By:	/s/ James A. Brown
James A. Brown Chief Executive Officer

Date: February 1, 2005

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma balance sheet of the Company as of September 30, 2004 is presented as if the sale of substantially all the assets of the Company was consummated as of September 30, 2004.

The following unaudited pro forma statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 are presented as if the sale of substantially all the assets of the Company was consummated as of the beginning of the periods presented.

The unaudited pro forma information was prepared utilizing the accounting policies outlined in the historical financial statements of the Company. The unaudited pro forma condensed balance sheet and statements of operations do not purport to represent the Company’s results of operations for future periods, and should be read in conjunction with the historical financial statements of the Company.

Ashlin Development Corporation f/k/a

 Health & Nutrition Systems International, Inc.

Pro Forma Balance Sheet as of September 30, 2004

(Unaudited)

	Unaudited September 30, 2004	Pro Forma Adjustments			Pro Forma

ASSETS
Current assets:
Cash	$16,961	333,039	-		350,000
Accounts receivable, net	46,550	-	46,550	(a)	-
Inventory, net	1,030,484	-	1,030,484	(a)	-
Prepaids and other current assets	97,095	-	52,095	(a)	45,000
Total current assets	1,191,090	333,039	1,129,129		395,000

Property and equipment, net	84,487	-	84,487		-

Other assets:
Trademarks, net	409	-	409	(a)	-
Security deposits	8,019	-	8,019	(a)	-
Total other assets	8,428	-	8,428		-

Total assets	$1,284,005	$333,039	$1,222,044		$395,000

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$1,433,601	1,433,601	-	(a)	-
Accrued expenses	283,272	250,772	-	(a)	32,500
Notes payable, current portion	394,980	394,980	-	(a)	-
Total current liabilities	2,111,853	2,079,353	-		32,500

Stockholders' deficit:
Common stock, $ 0.001 par value, authorized 30,000,000 shares; 3,832,813 and 3,832,813 shares issued and outstanding at December 31, 2003 and 2002, respectively	3,830	-	-		3,830
Additional paid-in capital	858,612	-	-		858,612
Accumulated deficit	(1,690,290)	1,222,044	2,412,392	(a)	(499,942)
Total stockholders' deficit	(827,848)	1,222,044	2,412,392		362,500

Total liabilities and stockholders' deficit	$1,284,005	$3,301,397	$2,412,392		$395,000

———————

Note (a):

To record the disposition of substantially all of the assets for $350,000 and the assumption of $2,079,353 of liabilities of the Company. Assumes the disposition occurred September 30, 2004

Ashlin Development Corporation f/k/a

Health & Nutrition International, Inc

Pro Forma Statement of Operations for the Nine Months Ended September 30, 2004

(Unaudited)

	Unaudited September 30, 2004	Unaudited
		Pro Forma Adjustments			Pro Forma

Net revenue	$6,342,588	6,342,588	-	(a)	-

Cost of sales	2,753,729	-	2,753,729	(a)	-

Gross profit	3,588,859	6,342,588	2,753,729		-

Operating expense:
General and administrative expense	2,621,158	-	2,324,615	(a)	296,544	(b)
Advertising and promotion	2,121,575	-	2,121,575	(a)	-
Depreciation and amortization	30,140	-	30,140	(a)	-
Total operating expense	4,772,873	-	4,476,330		296,544

Income (loss) from operations	(1,184,015)	6,342,588	7,230,059		(296,544)

Other income (expense):
Gain on disposition	-	-	1,190,348	(a)	1,190,348
Interest expense	(25,353)	-	25,353	(a)	-
Other income (expense)	4,515	4,515	-		-
Total other income (expense)	(20,838)	4,515	1,215,701	(a)	1,190,348

Income (loss) before income taxes	(1,204,853)	6,347,103	8,445,760		893,804

Benefit (provision) for income taxes	-	-	-		-

Net income (loss)	$(1,204,853)	$6,347,103	$8,445,760		$893,804

———————

Note (a):

To record the disposition of substantially all of the assets for $350,000 and the assumption of $2,079,353 of liabilities of the Company on January 1, 2004.

Note (b):

Comprised of directors’ fees and professional fees of auditors and legal counsel.

Ashlin Development Corporation f/k/a

Health & Nutrition System International, Inc.

Pro Forma Statement of Operations for the Year Ended December 31, 2003

(Unaudited)

	Historical 2003	Unaudited
		Pro Forma Adjustments			Pro Forma

Net revenue	$6,552,206	6,552,206	-	(a)	-

Cost of sales	2,514,758	-	2,514,758	(a)	-

Gross profit	4,037,448	6,552,206	2,514,758		-

Operating expense:
General and administrative expense	2,113,918	-	1,934,909		179,009	(b)
Advertising and promotion	1,428,838	-	1,428,838	(a)	-
Depreciation and amortization	21,760	-	21,760	(a)	-
Total operating expense	3,564,516	-	3,385,507		179,009

Income (loss) from operations	472,932	6,552,206	5,900,265		(179,009)

Other income (expense):
Gain on disposition	-	-	381,787	(a)	381,787
Gain on sale of trademark	274,945	274,945	-		-
Interest expense	(46,518)	-	46,518	(a)	-
Other income (expense)	(5,000)	-	5,000	(a)	-
Total other income (expense)	223,427	274,945	433,305		381,787

Income before income taxes	696,359	6,827,151	6,333,570		202,778

Benefit (provision) for income taxes	-	-	-		-

Net income	$696,359	$6,827,151	$6,333,570		$202,778

———————

Note (a):

To record the disposition of substantially all of the assets for $350,000 and the assumption of $1,776,446 of liabilities of the Company on January 1, 2003.

Note (b):

Comprised of directors’ fees and professional fees of auditors and legal counsel.

Exhibit Index

Exhibit Number	Description
10.1

Employment Agreement dated November 19, 2004, between James A. Brown and the Company (incorporated herein by reference to Exhibit 3 to Exhibit 2.1 of the Form 8-K of the Company filed with the Commission on January 14, 2005).

10.2

Asset Purchase Agreement dated October 15, 2004, between the Company and the Purchaser (incorporated herein by reference to Exhibit 2 to Exhibit 2.1 of the Form 8-K of the Company filed with the Commission on January 14, 2005).

99.1	Press Release dated January 27, 2005.